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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 29, 2005



                                 PERRIGO COMPANY
                                -----------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                        0-19725                      38-2799573
---------------                 ------------               -------------------
(State of other                 (Commission                   (IRS Employer
Jurisdiction of                 File Number)               Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                        49010
------------------------------------------                -----------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (269) 673-8451
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Employment Agreement with Chief Executive Officer

On June 30, 2005, Perrigo Company ("Perrigo") and David T. Gibbons, Chairman of the Board, President and Chief Executive Officer of Perrigo, entered into an Amendment to Employment Agreement (the "Amendment") that amends the Employment Agreement dated as of April 19, 2000 by and between Perrigo and Mr. Gibbons (the "Original Agreement"). The Amendment extends the term of the Original Agreement and provides for grants of equity compensation.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Separation and General Release Agreements

On June 29, 2005, Perrigo and Mark P. Olesnavage, Executive Vice President, General Manager - Perrigo Pharmaceuticals, entered into a Separation and General Release Agreement (the "Olesnavage Agreement") pursuant to which Mr. Olesnavage agreed to end employment with Perrigo. The Olesnavage Agreement provides that Mr. Olesnavage, upon the satisfaction of certain conditions, will receive, among other things: (i) separation pay through June 30, 2006, and (ii) continued vesting of his employee stock options as if his employment had not ended, through their stated life. In addition, the Olesnavage Agreement includes other terms typical of agreements of this type. The foregoing description of the Olesnavage Agreement is qualified in its entirety by reference to the text of the Olesnavage Agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

On July 5, 2005, Perrigo and F. Folsom Bell, Executive Vice President, Business Development, entered into a Separation and General Release Agreement (the "Bell Agreement") pursuant to which Mr. Bell will end employment with Perrigo. The Bell Agreement provides that Mr. Bell, upon the satisfaction of certain conditions, will receive, among other things: (i) separation pay through June 30, 2006, and (ii) continued vesting of his employee stock options as if his employment had not ended, through their stated life. In addition, the Bell Agreement includes other terms typical of agreements of this type. The foregoing description of the Bell Agreement is qualified in its entirety by reference to the text of the Bell Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       10.1. Amendment to Employment Agreement dated as of June 30, 2005 by and between Perrigo Company and David T. Gibbons.

       10.2 Separation and General Release Agreement entered into on June 29, 2005 by Perrigo Company and Mark P. Olesnavage.

       10.3 Separation and General Release Agreement entered into on July 5, 2005 by Perrigo Company and F. Folsom Bell.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERRIGO COMPANY
                                       (Registrant)



                                       By:     /s/  Todd W. Kingma
                                            ------------------------------------
Dated: July 6, 2005                         Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel


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                                  EXHIBIT INDEX

     10.1. Amendment to Employment Agreement dated as of June 30, 2005 by and between Perrigo Company and David T. Gibbons.

     10.2 Separation and General Release Agreement entered into on June 29, 2005 by Perrigo Company and Mark P. Olesnavage.

     10.3 Separation and General Release Agreement entered into on July 5, 2005 by Perrigo Company and F. Folsom Bell.